Supplemental Agreement No. 6

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 6 (SA-6), entered into as of July 21, 2017, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA‑6 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.
Whereas, Boeing and Customer agree to amend the Purchase Agreement to document Customer’s substitution of four (4) Model 737-800 Option Aircraft (737-800 Substitution Option Aircraft) to four (4) Model 737-8 Option Aircraft (737-8 Substitution Option Aircraft), pursuant to the terms of SA-103 to Purchase Agreement No. 1810 between Customer and Boeing (SA-103).
Whereas, Boeing and Customer agree to amend the Purchase Agreement to include *** the first four (4) Boeing Model 737-8 Option Aircraft to be executed ***

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to incorporate the Service Ready Validation Program agreement.

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SWA-PA-03729	1	SA-6
BOEING PROPRIETARY

1.	TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists Letter Agreements revised by this SA‑6 and identified by “SA‑6”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.	LETTER AGREEMENTS

2.1
Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474R1, Option Aircraft, is deleted in its entirety and replaced by a new Attachment 1 (attached). The new Attachment 1 reflects the addition of four (4) Boeing Model 737-8 Option Aircraft.

2.2	Letter Agreement SWA‑PA‑03729‑LA‑1106475R1, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement ‑PA‑03729‑LA‑1106475R2, which reflects the addition of the ***

2.3	Letter Agreement SWA-PA-03729-LA-1503792, Service Ready Operational Validation, is added to the Purchase Agreement.

2.4	Letter Agreement SWA-PA-03729-LA-1301168R2, *** , is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301168R3

3. ***

SWA-PA-03729	2	SA-6
BOEING PROPRIETARY

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Kyle Kersavage	By: /s/ Chris Monroe
Chris Monroe
Its: Attorney-In-Fact	Its: SVP, Finance

SWA-PA-03729	3	SA-6
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES	TITLES

Article 1	Quantity, Model and Description	SA-2

Article 2	Delivery Schedule

Article 3	Price

Article 4	Payment	SA-2

Article 5	Additional Terms

TABLE	TITLE

1A	737-8 Aircraft Information Table	SA-5

1B	737-7 Aircraft Information Table	SA-2

EXHIBIT

A1	737-8 Aircraft Configuration	SA-2

A2	737-7 Aircraft Configuration	SA-2

B*	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS	TITLES

AE1*	Escalation Adjustment/Airframe and Optional Features

BFE1*	BFE Variables

CS1	Customer Support Variables

CS1-7MAX	Customer Support Variables	SA-2

EE1*	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R1	Open Matters	SA-2

SWA-PA-03729-LA-1106464*	***

SWA-PA-03729		SA-6
	BOEING PROPRIETARY	Page 1

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1106465*	***

SWA-PA-03729-LA-1106466	***

SWA-PA-03729-LA-1106467R1	***	SA-5

SWA-PA-03729-LA-1106468*	***

SWA-PA-03729-LA-1106469R1	***	SA-2

SWA-PA-03729-LA-1106470R1	***	SA-2

SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2

SWA-PA-03729-LA-1106473R1	***	SA-5

SWA-PA-03729-LA-1106474R1	Option Aircraft	SA-5
	Attachment 1	SA-6

SWA-PA-03729-LA-1106475R1	***	SA-6

SWA-PA-03729-LA-1106476R1*	***	SA-5

SWA-PA-03729-LA-1106477*	***

SWA-PA-03729-LA-1106478	***

SWA-PA-03729-LA-1106479R1	***	SA-2

SWA-PA-03729-LA-1106480R1	***	SA-2

SWA-PA-03729-LA-1106481R2	***	SA-2

SWA-PA-03729-LA-1106482*	***

SWA-PA-03729-LA-1106483*	***

SWA-PA-03729-LA-1106484*	***
	Attachment A	SA-2
	Attachment B	SA-2

SWA-PA-03729-LA-1106485*	***

SWA-PA-03729-LA-1209080	***	SA-1

SWA-PA-03729-LA-1210419	***	SA-1

SWA-PA-03729		SA-6
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1300943	***	SA-2

SWA-PA-03729-LA-1301168R3	***	SA-6

SWA-PA-03729-LA-1301170R1	***	SA-5

SWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6

SWA‑PA‑03729‑LA‑1602486	***	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-6
	BOEING PROPRIETARY	Page 3

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	***	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	***	SA-2	Deleted under SA-4

SWA-PA-03729		SA-6
	BOEING PROPRIETARY	Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A007-NEW (11/4/2011)			2Q11 External Fcst
Engine Model/Thrust:	CFMLEAP-1B26	0 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2019	2	***	***		***	***	***	***	***
Sep-2019	1	***	***		***	***	***	***	***
Oct-2019	2	***	***		***	***	***	***	***
Apr-2020	1	***	***		***	***	***	***	***
Jun-2020	1	***	***		***	***	***	***	***
Jul-2020	2	***	***		***	***	***	***	***
Aug-2020	2	***	***		***	***	***	***	***
Sep-2020	2	***	***		***	***	***	***	***
Jan-2021	1	***	***	D	***	***	***	***	***
Jan-2021	1	***	***		***	***	***	***	***
Feb-2021	1	***	***	D	***	***	***	***	***
Mar-2021	1	***	***		***	***	***	***	***

SA-6
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Apr-2021	1	***	***	D	***	***	***	***	***
Apr-2021	1	***	***		***	***	***	***	***
May-2021	1	***	***	D	***	***	***	***	***
May-2021	1	***	***		***	***	***	***	***
Jun-2021	1	***	***	D	***	***	***	***	***
Jul-2021	2	***	***		***	***	***	***	***
Jul-2021	1	***	***	D	***	***	***	***	***
Aug-2021	1	***	***	D	***	***	***	***	***
Sep-2021	2	***	***		***	***	***	***	***
Oct-2021	1	***	***	D	***	***	***	***	***
Oct-2021	2	***	***		***	***	***	***	***
Nov-2021	1	***	***	D	***	***	***	***	***
Dec-2021	1	***	***		***	***	***	***	***
Jan-2022	1	***	***	D	***	***	***	***	***
Jan-2022	2	***	***		***	***	***	***	***
Feb-2022	1	***	***	D	***	***	***	***	***
Feb-2022	2	***	***		***	***	***	***	***
Mar-2022	1	***	***	D	***	***	***	***	***
Mar-2022	1	***	***		***	***	***	***	***
Apr-2022	1	***	***	D	***	***	***	***	***
May-2022	1	***	***		***	***	***	***	***
Jun-2022	1	***	***	D	***	***	***	***	***
Jul-2022	1	***	***		***	***	***	***	***
Jul-2022	1	***	***	D	***	***	***	***	***

SA-6
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Aug-2022	1	***	***		***	***	***	***	***
Sep-2022	1	***	***	D	***	***	***	***	***
Oct-2022	1	***	***		***	***	***	***	***
Oct-2022	1	***	***	D	***	***	***	***	***
Nov-2022	1	***	***		***	***	***	***	***
Nov-2022	1	***	***	D	***	***	***	***	***
Dec-2022	1	***	***		***	***	***	***	***
Dec-2022	1	***	***	D	***	***	***	***	***
Jan-2023	1	***	***		***	***	***	***	***
Jan-2023	1	***	***	D	***	***	***	***	***
Feb-2023	1	***	***		***	***	***	***	***
Feb-2023	1	***	***	D	***	***	***	***	***
Mar-2023	1	***	***		***	***	***	***	***
Mar-2023	1	***	***	D	***	***	***	***	***
Apr-2023	1	***	***		***	***	***	***	***
Apr-2023	1	***	***	D	***	***	***	***	***
May-2023	1	***	***		***	***	***	***	***
May-2023	1	***	***	D	***	***	***	***	***
Jun-2023	1	***	***		***	***	***	***	***
Jun-2023	1	***	***	D	***	***	***	***	***
Jul-2023	1	***	***		***	***	***	***	***
Aug-2023	1	***	***	D	***	***	***	***	***
Aug-2023	1	***	***		***	***	***	***	***
Sep-2023	1	***	***	D	***	***	***	***	***

SA-6
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2023	1	***	***		***	***	***	***	***
Oct-2023	1	***	***	D	***	***	***	***	***
Oct-2023	1	***	***		***	***	***	***	***
Nov-2023	1	***	***	D	***	***	***	***	***
Nov-2023	1	***	***		***	***	***	***	***
Dec-2023	1	***	***	D	***	***	***	***	***
Dec-2023	1	***	***		***	***	***	***	***
Jan-2024	1	***	***	D	***	***	***	***	***
Jan-2024	1	***	***		***	***	***	***	***
Feb-2024	1	***	***	D	***	***	***	***	***
Feb-2024	1	***	***		***	***	***	***	***
Mar-2024	1	***	***	D	***	***	***	***	***
Mar-2024	1	***	***		***	***	***	***	***
Apr-2024	1	***	***	D	***	***	***	***	***
Apr-2024	1	***	***		***	***	***	***	***
May-2024	1	***	***	D	***	***	***	***	***
May-2024	1	***	***		***	***	***	***	***
Jun-2024	1	***	***	D	***	***	***	***	***
Jun-2024	1	***	***		***	***	***	***	***
Jul-2024	1	***	***	D	***	***	***	***	***
Aug-2024	1	***	***		***	***	***	***	***
Aug-2024	1	***	***	D	***	***	***	***	***
Sep-2024	1	***	***		***	***	***	***	***
Sep-2024	1	***	***	D	***	***	***	***	***

SA-6
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2024	1	***	***		***	***	***	***	***
Oct-2024	1	***	***	D	***	***	***	***	***
Nov-2024	1	***	***		***	***	***	***	***
Nov-2024	1	***	***	D	***	***	***	***	***
Dec-2024	2	***	***		***	***	***	***	***
Jan-2025	3	***	***		***	***	***	***	***
Feb-2025	3	***	***		***	***	***	***	***
Mar-2025	3	***	***		***	***	***	***	***
Apr-2025	3	***	***		***	***	***	***	***
May-2025	3	***	***		***	***	***	***	***
Jun-2025	3	***	***		***	***	***	***	***
Jul-2025	3	***	***		***	***	***	***	***
Aug-2025	3	***	***		***	***	***	***	***
Sep-2025	3	***	***		***	***	***	***	***
Oct-2025	3	***	***		***	***	***	***	***
Nov-2025	3	***	***		***	***	***	***	***
Dec-2025	3	***	***		***	***	***	***	***
Jan-2026	3	***	***		***	***	***	***	***
Feb-2026	3	***	***		***	***	***	***	***
Mar-2026	3	***	***		***	***	***	***	***
Apr-2026	3	***	***		***	***	***	***	***
May-2026	3	***	***		***	***	***	***	***
Jun-2026	3	***	***		***	***	***	***	***
Jul-2026	3	***	***		***	***	***	***	***

SA-6
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 5

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Aug-2026	3	***	***		***	***	***	***	***
Sep-2026	3	***	***		***	***	***	***	***
Oct-2026	3	***	***		***	***	***	***	***
Nov-2026	3	***	***		***	***	***	***	***
Dec-2026	3	***	***		***	***	***	***	***
Jan-2027	3	***	***		***	***	***	***	***
Feb-2027	3	***	***		***	***	***	***	***
Mar-2027	3	***	***		***	***	***	***	***
Apr-2027	3	***	***		***	***	***	***	***
May-2027	3	***	***		***	***	***	***	***
Jun-2027	3	***	***		***	***	***	***	***
Jul-2027	3	***	***		***	***	***	***	***
Aug-2027	2	***	***		***	***	***	***	***
Total:	195

* ***

SA-6
SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	Page 6

The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1106475R2

Southwest Airlines Co.
2707 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

References:	1) Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and Model 737-7 aircraft

2) Letter Agreement SWA‑PA‑03729‑LA-1106474 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    ***

SWA-PA-03729		SA-6
***	BOEING PROPRIETARY	Page 1

2.    ***

3.    Assignment.
Unless otherwise noted herein, *** to Customer and in consideration of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

SWA-PA-03729		SA-6
***	BOEING PROPRIETARY	Page 2

4.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Chris Monroe
Its	SVP, Finance

SWA-PA-03729		SA-6
***	BOEING PROPRIETARY	Page 3

SWA-PA-03729-LA-1503792
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	Service Ready Operational Validation
References:	1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
2) Letter Agreement SWA-PA-03729-LA-1106469R1, ***
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.Service Ready Operational Validation.

In order to ensure that the Aircraft is ready for entry into service upon delivery, Boeing and Customer will implement a service ready operational validation program (SROV) which will aid in validating the combination of the Aircraft, support products and services as well as Customer’s own preparation for entry into service. The SROV will use *** to accomplish the validation.

2.    Validation Planning and Execution.

2.1    The SROV Plan will be carried out over the course of five (5) or fewer calendar days and simulate in-service operations.

2.2    The primary objectives of the SROV include validation in the following areas:(i) normal flight operations, (ii) limited non-normal flight operations, (iii) routine maintenance activities, (iv) select non-routine maintenance activities, (v) airplane connectivity options both on-ground and in-flight utilizing Customer’s IT infrastructure, (vi) typical aircraft operations (e.g. servicing, cargo operations), and (vii) aircraft support products (e.g. flight data, maintenance data, parts data and ground support equipment/tooling).

2.2.1    SROV planning documentation will describe SROV conditions and activities (SROV Plan). Boeing and Customer will jointly develop the SROV Plan in accordance with the following outline and constraints, to represent in-service operation.

SA-6

BOEING PROPRIETARY

***

2.2.2    Prior to the start date of the SROV, a Boeing SROV project leader (SROV Project Lead) will be the primary point of contact for communication and coordination between Customer and Boeing relating to the SROV Plan. After the SROV begins, a Boeing test director (Boeing Test Director) will direct the SROV Plan and will serve as the primary contact for Customer to discuss any matters relating to the SROV.

2.2.3    After the SROV begins, Customer will coordinate with the Boeing Test Director regarding any suggested changes to the SROV Plan or additional validation conditions, examples of which are listed below. Inclusion of such additional validation conditions will be at the discretion of the Boeing Test Director. If Boeing desires to make any changes to the SROV Plan, then Boeing will coordinate such changes with Customer’s designated representative.

a)	Non-routine activities - flaps-15 landing, simulated removal and replacement of an LRU or other “one-off” or contingency scenarios related to normal operations.

b)
Routine activities with intervals longer than the SROV execution duration - “A-check equivalent” maintenance activity or demonstration of new (i) ground support equipment (GSE) or (ii) maintenance procedures.

c)	Airline-specific scenarios - passenger-related preparations that depend on aircraft/airlines systems or procedures to be successful.

3.    Operation of the SROV Aircraft.

3.1    ***

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 2
BOEING PROPRIETARY

3.2    ***

3.3    Customer's Participation in the SROV.

3.3.1    Customer will submit to Boeing a list of personnel who may participate in flight activities as Essential Crew under the conditions of 3.2 above, including a description of each person’s proposed role.

3.3.2    All Customer Essential Crew scheduled to participate in a given validation block will be required to attend a mandatory preflight briefing scheduled by the Boeing Test Director which will be conducted prior to each validation block.

3.3.3    Customer will assist Boeing with any emergency arrangements or contingency arrangements in the event of incident or damage to the SROV Aircraft or other difficulties.

3.3.4    Customer will appropriately familiarize Boeing personnel with Customer's operations and procedures, at no charge to Boeing (including but not limited to Boeing flight crew and maintenance personnel).

3.4    Maintenance of the SROV Aircraft.

3.4.1    ***

3.4.2    Records.

Boeing records will be the only official documentation of the SROV Aircraft.

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 3
BOEING PROPRIETARY

3.4.3    Fuel and Other Goods and Services.

3.4.3.1    Customer and Boeing will work together to ensure that appropriate landing slots, gates and other operational requirements and services are arranged in advance at all airports where the SROV Aircraft will land. Where Customer's established relationships and on‑site personnel and resources will enable Customer to make more advantageous arrangements, Customer will, upon Boeing request, make necessary arrangements on Boeing's behalf or will assist Boeing in making such arrangements, as appropriate.

3.4.3.2****

3.4.3.3****

Boeing Commercial Airplane Group
P.O. Box 3707, Mail Stop T
Seattle, Washington 98124‑2207
Attention:    TBD
Flight Test
Supporting Services
Telephone: (206) TBD
Facsimile: (206) TBD

3.4.3.3 ***

4.     ***

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 4
BOEING PROPRIETARY

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 5
BOEING PROPRIETARY

5.    Realization of Additional Objectives during SROV.

The primary objectives of the SROV are described in Paragraph 2.1 above. Other objectives are secondary, and may be pursued when, in Boeing's and Customer’s reasonable judgment, such secondary objective will not: (i) interfere with nor jeopardize the primary objectives, (ii) lengthen the SROV schedule or (iii) ***

***

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6.    Contingencies.

6.1    SROV Aircraft Airworthiness Certification.

Boeing shall make reasonable and timely efforts to obtain an experimental airworthiness certificate or make other arrangements for airworthiness certification of the SROV Aircraft in order to conduct the SROV Plan. In the event that Boeing is not successful in obtaining the necessary airworthiness certification and cannot make alternate arrangements in support of the SROV Plan, Boeing and Customer will mutually agree to revisions to the SROV Plan to facilitate such airworthiness certification of the SROV Aircraft. If Boeing and Customer (i) cannot agree on such revisions to the SROV Plan or (ii) Boeing is unable to obtain an airworthiness certification of the SROV Aircraft, then Boeing may cancel any part or all of the SROV.

6.2    Boeing Type Certificate Flight Testing.

Boeing will make every reasonable effort to ensure the SROV Aircraft is no longer required to support 737-8 type certification during the SROV period. However, in the event that unplanned type certification testing requires use of the SROV Aircraft during the period the parties plan to conduct the SROV, Boeing may (i) cancel the SROV (ii) re-schedule the SROV and/ or (iii) adjust the scope of the SROV Plan as appropriate.

6.3    ***

7.    ***

8.    Confidentiality

8.1    The parties understand that certain commercial and financial information contained in this Letter Agreement is considered by each party as confidential and has

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value precisely because it is not available generally to other parties. Each party agrees to limit the disclosure of the contents of this Letter Agreement to each respective party’s (a) directors and officers, (b) employees with a need to know the contents (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose this Letter Agreement’s contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of the other party and (c) any independent auditors and attorneys of each party who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without the other party's consent except as may be required by applicable law or governmental regulations. Each party shall be fully responsible to the other for compliance with such obligations.

8.2    ***

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	August 30, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Chris Monroe
Its	VP, Treasurer

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The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1301168R3
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No. 03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-7 and 737-8 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

1.    ***

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2.    Assignment.
The business terms described in this Letter Agreement are provided *** in consideration of Customer’s taking title to the applicable Firm Aircraft at time of delivery and becoming the operator of the applicable Firm Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.
3.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage
Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Chris Monroe
Its	SVP, Finance

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